UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 24, 2026, VisionWave Holdings, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Meeting”) virtually at https://www.cstproxy.com/vwav/2026. At the Meeting, the Company’s stockholders voted on the three proposals described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on or about January 15, 2026.

As of the record date of January 5, 2026, there were 16,516,603 shares of the Company’s common stock outstanding and entitled to vote. A quorum was present at the Meeting, with holders of 15,596,197 shares (approximately 94.43% of the outstanding shares) represented in person (virtually) or by proxy.

The final voting results for each proposal, as certified by the Inspector of Election, are as follows:

Proposal 1 – Approval of the issuance of shares of common stock to YA II PN, Ltd. pursuant to the terms of a standby equity purchase agreement (the “SEPA”), with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

	FOR	AGAINST	ABSTAIN	Broker Non-vote
Proposal No. 1	15,340,918	51,712	203,567	0

Proposal 1 was approved.

Proposal 2 – Approval of the Company’s 2025 Omnibus Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN	Broker Non-vote
Proposal No. 2	15,405,026	184,434	6,737	0

Proposal 2 was approved.

Proposal 3 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to amend Section 7.3 thereof to permit stockholder action by written consent in lieu of a meeting.

	FOR	AGAINST	ABSTAIN	Broker Non-vote
Proposal No. 3	15,549,912	28,098	18,187	0

Proposal 3 was approved.

No other matters were presented for a vote at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2026

VisionWave Holdings, Inc.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Interim Chief Executive Officer